THE BEAR STEARNS FUNDS

                             Supplement Dated December 1, 2001
                                             to
                  Statement of Additional Information Dated August 1, 2001


The following is inserted in the Statement of Additional Information on page 24, before the section "Option Straddles":

      Options Spreads. A Portfolio may engage in option "spread" strategies on individual securities or indices. Generally, these strategies are designed to hedge or partially hedge against potential decreases in the prices of portfolio securities, or potential increases in the price of securities a Portfolio anticipates purchasing.

            A "bull spread" involves the purchase of a call option on a security or index and the simultaneous sale of a call option on the same security or index at a higher strike price. BSAM may use this strategy as an anticipatory hedge when BSAM believes that the price of a security or group of securities a Portfolio wishes to purchase may increase; the purchase of the call establishes a base price. The premium payments received by the simultaneous sale of the call option limits the cost to the Portfolio to the premiums paid for the option purchased, albeit it limits the potential value of the anticipatory hedge to the price set by the strike price of the option sold.

            A "bear spread" involves the purchase of a put option on a security or index and the simultaneous sale of a put option on the same security or index at a lower strike price. BSAM may use this strategy as a hedge against the potential fall in price of a security or group of securities held by a Portfolio. The premium payments received by the simultaneous sale of the put option limits the cost to the Portfolio to the premiums paid for the option purchased, albeit it limits the hedge of the long securities positions to prices no lower than the strike price of the option sold.

            Other strategies may include cross-index spreads, when BSAM believes that price movements of various indices are likely to move correlatively, and more complex strategies such as "butterfly spreads", when BSAM attempts to utilize multiple options, with varying strike prices, to set more specified risk parameters around the potential increase or decrease of the price of an individual security or security index.

                                                                    BSF=S--21-02